UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2004

STONE ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

                                      Delaware                                         1-12074                              72-1235413
                        (State or Other Jurisdiction                  (Commission File                    (I.R.S. Employer
                     of Incorporation or Organization)                  Number)                          Identification No.)

                              625 E. Kaliste Saloom Road                                                                        70508
                                    Lafayette, Louisiana                                                                             (Zip Code)
                   (Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (337) 237-0410

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 16, 2004, "Stone Energy Corporation Announces 167% Reserve Replacement in 2003"

Item 9.   REGULATION FD DISCLOSURE

        The registrant issued a press release dated February 16, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

        In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: February 17, 2004	By: /s/ James H. Prince
James H. Prince Senior Vice President, Chief Financial Officer
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 16, 2004, "Stone Energy Corporation Announces 167% Reserve Replacement in 2003"